Noncontrolling Interest	12 Months Ended
Dec. 31, 2018
Noncontrolling Interest
Noncontrolling Interest

12. Noncontrolling Interest

Below are the changes in the Group's ownership in its subsidiary on the Group's equity.

	As of December 31,
	2016	2017	2018
	RMB	RMB	RMB

Net income attributable to ZTO Express (Cayman) Inc.	2,053,855	3,159,663	4,383,025
Transfers from (to) noncontrolling interest
Increase in ZTO's paid in capital for capital contribution from noncontrolling interest shareholder	4,000	—	23,740
Increase (decrease) in ZTO's paid in capital for purchase shares of the Group's subsidiaries	11,139	(4,952)	—
Net transfers from (to) noncontrolling interest	15,139	(4,952)	23,740
Change from net income attribute to ZTO and transfers from (to) noncontrolling interest	2,068,994	3,154,711	4,406,765

In 2018, a third-party investor made a capital contribution to one of the Group's subsidiary. As a result, additional paid-in capital and the value of the noncontrolling interests increased.